UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 13, 2019

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	PEB	New York Stock Exchange
6.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share	PEB-PC	New York Stock Exchange
6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share	PEB-PD	New York Stock Exchange
6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share	PEB-PE	New York Stock Exchange
6.3% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share	PEB-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 13, 2019, Pebblebrook Hotel Trust (the “Company”) convened its 2019 Annual Meeting of Shareholders. The matters on which the shareholders voted on June 13, 2019, in person or by proxy, were:

(i)	the election of the trustees of the Company to serve until its 2020 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(ii)	the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2019;

(iii)	the approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers; and

(iv)	a non-binding shareholder proposal from UNITE HERE! (the “Union”) regarding annual reports on sexual harassment complaints.
All of the trustee nominees were elected, the selection of the independent registered public accountants was ratified, the compensation of the Company’s named executive officers was approved and the non-binding shareholder proposal from the Union was not approved. The results of the voting were as set forth below.
Proposal 1 - election of trustees:

Trustee	Votes For	Votes Against	Abstentions
Jon E. Bortz	122,455,817	922,821	36,414
Cydney C. Donnell	123,262,488	117,349	35,215
Ron E. Jackson	123,127,882	250,859	36,311
Phillip M. Miller	122,993,298	385,443	36,311
Michael J. Schall	123,078,802	299,640	36,610
Bonny W. Simi	123,287,836	91,700	35,516
Earl E. Webb	123,132,547	246,194	36,311

Proposal 2 - ratification of the appointment of independent registered public accountants:

Votes For	Votes Against	Abstentions
125,303,320	1,072,644	39,088

Proposal 3 - approval of compensation of named executive officers:

Votes For	Votes Against	Abstentions
120,173,758	3,194,948	46,346

Proposal 4 -  a non-binding shareholder proposal from the Union regarding annual reports on sexual harassment complaints:

Votes For	Votes Against	Abstentions
6,562,644	115,590,984	1,261,424

Item 7.01. Regulation FD Disclosure.

On June 14, 2019, the Company issued a press release announcing that its Board of Trustees (the "Board") has declared cash dividends per share of its common and preferred shares of beneficial interest.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 8.01. Other Events.

On June 14, 2019, the Board declared a dividend of $0.38 per share on the Company's common shares of beneficial interest, $0.01 par value per share (“Common Shares”), for the quarter ending June 30, 2019 (the “Common Dividend”).

On June 14, 2019, the Board also declared a quarterly dividend of $0.40625 per share on the Company's 6.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (“Series C Preferred Shares”), for the quarter ending June 30, 2019 (the “Series C Preferred Dividend”).

On June 14, 2019, the Board also declared a quarterly dividend of $0.39844 per share on the Company's 6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (“Series D Preferred Shares”), for the quarter ending June 30, 2019 (the “Series D Preferred Dividend”).

On June 14, 2019, the Board also declared a quarterly dividend of $0.39844 per share on the Company's 6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (“Series E Preferred Shares”), for the quarter ending June 30, 2019 (the “Series E Preferred Dividend”).

On June 14, 2019, the Board also declared a quarterly dividend of $0.39375 per share on the Company's 6.30% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (“Series F Preferred Shares”), for the quarter ending June 30, 2019 (the “Series F Preferred Dividend”).

The Common Dividend is payable on July 15, 2019 to holders of record of Common Shares as of the close of business on June 28, 2019 (the “Record Date”).

The Series C Preferred Dividend is payable on July 15, 2019 to holders of record of Series C Preferred Shares as of the Record Date. The Series C Preferred Dividend represents a rate of 6.50% per annum of the $25 per share liquidation preference (equivalent to $1.625 per annum per share).

The Series D Preferred Dividend is payable on July 15, 2019 to holders of record of Series D Preferred Shares as of the Record Date. The Series D Preferred Dividend represents a rate of 6.375% per annum of the $25 per share liquidation preference (equivalent to $1.59375 per annum per share).

The Series E Preferred Dividend is payable on July 15, 2019 to holders of record of Series E Preferred Shares as of the Record Date. The Series E Preferred Dividend represents a rate of 6.375% per annum of the $25 per share liquidation preference (equivalent to $1.59375 per annum per share).

The Series F Preferred Dividend is payable on July 15, 2019 to holders of record of Series F Preferred Shares as of the Record Date. The Series F Preferred Dividend represents a rate of 6.30% per annum of the $25 per share liquidation preference (equivalent to $1.575 per annum per share).

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. These forward-looking statements relate to the payment of the dividends. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.

These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, supply and demand in the hotel industry and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 14, 2019, regarding the dividends declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

June 14, 2019	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary